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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
            ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED ON
                           AND AFTER OCTOBER 7, 2011)

                       SUPPLEMENT DATED FEBRUARY 13, 2012
            TO THE PROSPECTUS DATED OCTOBER 7, 2011 (AS SUPPLEMENTED)

The Guaranteed Minimum Income Benefit Plus III ("GMIB Plus III") optional benefit and the Enhanced Death Benefit II ("EDB II") optional benefit available for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011) ("MetLife", "we," "us," or "our") will no longer be available for purchase. These changes are effective for Contracts issued in the State of Nevada and based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on February 24, 2012.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL BENEFITS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 24, 2012.

Certain terms used in this Supplement have special meanings. If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

This Supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.